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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 30, 2006
                                                         ----------------


                        FAMILY HOME HEALTH SERVICES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         000-32887                                     02-0718322
 (COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                            801 WEST ANN ARBOR TRAIL
                                    SUITE 200
                               PLYMOUTH, MICHIGAN
                                      48170
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (734) 414-9990
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

         On January 30, 2006, Family Home Health Services Inc. (the "Company"), as Lessee, entered into a Master Equipment Lease Agreement ("Lease") with US Express Leasing, Inc., as Lessor, for the lease of certain software and hardware ("Equipment") to automate the Company's home health care billing, reporting, and record-keeping functions. The Lease was made effective as of January 16, 2006.

         Under the Lease, the Company is obligated to pay $5,395.34 for a period of 60 months. The Lease contains standard contract provisions regarding the Lessee's obligations to make payment, to maintain the equipment and to keep it insured and events constituting a default under the Lease. The Lease further provides that if no event of default exists at then end of the Lease term, the Company has the option to purchase the Equipment for $1.00.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.1 Master Equipment Lease Agreement between Family Home Health Services, Inc. and US Express Leasing, Inc. dated January 16, 2006.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FAMILY HOME HEALTH SERVICES INC.


Date: February 1, 2006                 /s/ Kevin R. Ruark
                                     ---------------------
                                     By:  Kevin R. Ruark
                                     Its: Chief Executive Officer and President

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                                 EXHIBIT INDEX


EXHIBIT NO.                    EXHIBIT DESCRIPTION
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Exhibit 10.1        Master Equipment Lease Agreement between Family
                    Home Health Services, Inc. and US Express Leasing, Inc. dated January 16, 2006.